UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2015
________________________________________________________________________________
UNDER ARMOUR, INC.
 ________________________________________________________________________________

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

A Special Meeting of Stockholders (the “Special Meeting”) of Under Armour, Inc. (the “Company”) was held on August 26, 2015. At the Special Meeting, the stockholders voted on three proposals and cast their votes as described below. The record date for this meeting was July 13, 2015.

Proposals 1 (a-e)

The stockholders approved each of the proposed amendments to the Company’s charter. The voting results were as follows:

(a)
provide that each share of Class B Common Stock will automatically convert into one share of Class A Common Stock if Kevin Plank (the Company’s founder and Chairman of the Board and Chief Executive Officer) sells, or otherwise disposes of, more than a specified number of shares of the Company’s common stock in any calendar year;

For	Against	Abstain
468,871,924	463,895	244,952

(b)
provide that each share of Class B Common Stock will automatically convert into one share of Class A Common Stock if Mr. Plank resigns from the Company or his employment with the Company is terminated for cause;

For	Against	Abstain
468,872,807	462,117	245,847

(c)
provide for the treatment of shares of Class A Common Stock in a manner that is at least as favorable as shares of Class B Common Stock in certain merger, consolidation, statutory share exchange, conversion and negotiated tender offer transactions (the “Equal Treatment Provision”);

For	Against	Abstain
468,967,952	367,796	245,023

(d)
enhance board independence requirements for so long as the Class B Common Stock is outstanding by (1) prohibiting the Company from availing itself of the exemptions for “controlled companies” under stock exchange listing standards and (2) imposing stricter standards for determining whether directors are “independent” (the “Board Independence Provisions”); and

For	Against	Abstain
467,850,951	349,131	1,380,689

(e)
provide that the Equal Treatment Provision and the Board Independence Provisions cannot be amended unless declared advisable by the Board of Directors of the Company, including at least 75% of the independent members of the Board, and approved by the affirmative vote of at least 75% of the votes entitled to be cast thereon by holders of (1) the Class A Common Stock (other than Mr. Plank, his family entities, his family members or any executive officer of the Company), voting as a single class, and (2) the Class B Common Stock, voting as a single class.

For	Against	Abstain
468,546,623	783,245	250,903

Proposal 2

The stockholders approved the proposal to amend the Company’s Second Amended and Restated 2005 Omnibus Long-Term Incentive Plan to allow the award of shares of the Company’s Class C Common Stock under the Plan. The voting results were as follows:

For	Against	Abstain
416,054,364	52,108,654	1,417,753

Proposal 3

The stockholders approved the adoption of a new Class C Employee Stock Purchase Plan. The voting results were as follows:

For	Against	Abstain
455,046,401	13,135,178	1,399,192

No other matters were submitted for stockholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: September 1, 2015	By:	/s/ JOHN P. STANTON
John P. Stanton
Senior Vice President, General Counsel & Secretary